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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


                                 April 27, 2001
                Date of Report (Date of earliest reported event)


                            AMERINET GROUP.COM, INC.
             (Exact name of registrant as specified in its chapter)


                                    Delaware
                  (State or other jurisdiction of incorporation


                                    000-03718
                            (Commission File Number)


                                   11-2053017
                        (IRS Employer Identification No.)


        Crystal Corporate Center; 2500 North Military Trail, Suite 225-C;
                           Boca Raton, Florida 33431
               (Address of principal executive offices) (Zip Code)


                                 (561) 998-3435
               Registrant's telephone number, including area code


                                (Not Applicable)
          (Former name or former address, if changed since last report)

                 CAVEAT PERTAINING TO FORWARD LOOKING STATEMENTS

     The Private Securities Litigate Reform Act of 1995 provides a "safe harbor" for forward-looking statements. Certain of the statements contained herein, which are not historical facts, are forward-looking statements with respect to events, the occurrence of which involve risks and uncertainties. These forward-looking statements may be impacted, either positively or negatively, by various factors. Information concerning potential factors that could affect the Registrant is detailed from time to time in the Registrant's reports filed with the Commission. This report contains "forward looking statements" relating to the Registrant's current expectations and beliefs. These include statements concerning operations, performance, financial condition and anticipated growth. For this purpose, any statements contained in this Annual Report and Form 10-KSB that are not statements of historical fact are forward-looking statements. Without limiting the generality of the foregoing, words such as "may", "will", "expect", "believe", "anticipate", "intend", "could", "estimate", or "continue", or the negative or other variation thereof or comparable terminology are intended to identify forward-looking statements. These statements by their nature involve substantial risks and uncertainties which are beyond the Registrant's control. Should one or more of these risks or uncertainties materialize or should the Registrant's underlying assumptions prove incorrect, actual outcomes and results could differ materially from those indicated in the forward looking statements.

                                     CONTEXT

     The information in this report is qualified in its entirety by reference to the entire report; consequently, this report must be read in its entirety. This is especially important in light of material subsequent events disclosed. Information may not be considered or quoted out of context or without referencing other information contained in this report necessary to make the information considered, not misleading.


                       INFORMATION INCLUDED IN THE REPORT

ITEM 5.           OTHER EVENTS AND REGULATION FD DISCLOSURE.

         New Letter of Intent to Acquire Park City Group, Inc.

     AmeriNet Group.com, Inc. ("our company") signed a new letter of intent on April 27, 2001,which was ratified by our company's board of directors on May 3, 2001, to acquire Park City Group, Inc. ("Park City"), a software developer. A copy of the letter of intent and our company's press release pertaining thereto are included as exhibits to this report. AmeriNet recently made the initial $100,000 good faith deposit required under the terms of the letter of intent and is expected to deposit an additional $100,000 on or before May 21, 2001. A copy of a convertible loan agreement between our company and The Yankee Companies, Inc., a Florida corporation that has served as our company's strategic consultant since November of 1998 ("Yankees") , pursuant to which our company intends to obtain the required deposit, is included as an exhibit to this report.

         Partial Exercise of Warrant by Yankees

     On May 3, 2001, in anticipation of our company's entry into a reorganization agreement with Park City Group, Inc., a Utah corporation (the "Proposed Park City Group Acquisition" and "Park City Group," respectively), Yankees exercised 80% of its warrant into 2,484,752, shares of AmeriNet's common stock ('Common Stock"). A copy of the warrant agreement with Yankees is included as an exhibit to this report. An amendment was filed with the Commission on our company's report on Form 8-KSB, filed on December 12, 1999. A copy of a related supplement to warrant agreement is included as an exhibit to this report.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

Designation       Page
of Exhibit        Number
as Set Forth      or Source of
in Item 601 of    Incorporation
Regulation S-B    By Reference   Description

(10)                             Material Contracts

         (i)                     Material agreements pertaining to our Company

         .81      ___            Warrant agreement between pur company and
                                 Yankees, dated November 25, 1998
         .82      ___            Letter of Intent to acquire Park City Group.
         .83      ___            Supplement to warrant agreement between our
                                 company and Yankees.
         .84      ___            Convertible loan agreement between our
                                 company and Yankees, dated May 7, 2001.

(99)                             Additional Exhibits

         .59      ___            Our company's press release dated May 2, 2001.


                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, our company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             AmeriNet Group.com, Inc

Dated: May 11, 2001
                              /s/ Edward C. Dmytryk
                                Edward C. Dmytryk
                                    President